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                                                                       Exhibit K







               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 50 to the Registration Statement (Form N-1A)(No.
33-488/811-4416) of Armada Funds of our report dated July 9, 1999, included in the 1999 Annual Report to shareholders.


                                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
November 22, 1999